UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☐	Soliciting Material Pursuant to §240.14a-12a

Keating Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111

May 4 , 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Company”) to be held on May 14 , 2009 at 10:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company, to ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, to approve an Amended and Restated Investment Advisory and Administrative Services Agreement to be entered into by and between the Company and its investment adviser, Keating Investments, LLC, and to approve the Amended and Restated Articles of Incorporation of the Company.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, or return it via e-mail or facsimile as indicated on the proxy card . Your vote is important.

Sincerely yours,

Timothy J. Keating
President, Chief Executive Officer
and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 14 , 2009.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2008 are available on the Internet at www.keatingcapital.com  The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters; and

•	Information about attending the meeting and voting in person.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(720) 889-0139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON  MAY 14 , 2009

To the Stockholders of Keating Capital, Inc.:

The 2009 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111 on May 14 , 2009, at 10:00 a.m., Mountain Time, for the following purposes:

1.	To elect two directors, to serve for terms of one and three years, respectively, or until their respective successors are duly elected and qualified;

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009;

3.	To approve an Amended and Restated Investment Advisory and Administrative Services Agreement to be entered into by and between the Company and its investment adviser, Keating Investments, LLC;

4.	To approve the Amended and Restated Articles of Incorporation of the Company; and

5.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 20, 2009. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Kyle L. Rogers
Corporate Secretary

Greenwood Village, Colorado
May 4 , 2009

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope , or return it via e-mail or facsimile as indicated on the proxy card . Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
________________

PROXY STATEMENT
2009 Annual Meeting of Stockholders
________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keating Capital, Inc. (the “Company,” “Keating Capital,” “we,” “us” or “our”) for use at the Company’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on  May 14 , 2009, at 10:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are first being sent to stockholders on or about  May 4 , 2009.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

    If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying our Corporate Secretary, in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Please send your notification to Kyle L. Rogers, Corporate Secretary, Keating Capital, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111, and submit a properly executed, later-dated proxy or vote in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he has previously voted his shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect two directors, to serve for terms of one and three years, respectively, or until their respective successors are duly elected and qualified;

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009;

3.	To approve an Amended and Restated Investment Advisory and Administrative Services Agreement to be entered into by and between the Company and its investment adviser, Keating Investments, LLC;

4.	To approve the Amended and Restated Articles of Incorporation of the Company; and

5.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on April 20, 2009 (the “Record Date”). On the Record Date, there were 569,900 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors. The election of a director requires the vote of a majority of the outstanding shares of common stock. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to the nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes, abstentions and broker non-votes will have the effect of a vote against this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Approval of Amended and Restated Investment Advisory and Administrative Services Agreement.  The affirmative vote of “a majority of the outstanding voting securities” of the Company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), is required to approve the Amended and Restated Investment Advisory and Administrative Services Agreement to be entered into by and between the Company and its investment adviser, Keating Investments, LLC.  The term “majority of the outstanding voting securities,” as defined by under 1940 Act, means the vote (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Company, whichever is the less (the “1940 Act Majority Vote”).  Abstentions and broker non-votes will have the same effect as votes against the proposal unless holders of more than 50% of all shares entitled to vote on the proposal cast votes, in which event abstentions and broker non-votes will not have any effect on the result of the votes.

Approval of the Amended and Restated Articles of Incorporation of the Company.  The affirmative vote of the holders of a majority of the votes entitled to be cast at the Annual Meeting is required to approve the Amended and Restated Articles of Incorporation of the Company.  Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote.

Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company (without special compensation therefor).  Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.

Any such notice of revocation should be provided in writing, signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

The principal business address of our investment adviser, Keating Investments, LLC (“Keating Investments”), is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, no person is deemed to “control” the Company, as such term is defined in the 1940 Act.  The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

As of the Record Date, we did not have any outstanding shares of preferred stock, any outstanding securities which are convertible into our common stock or any outstanding options or warrants to acquire our common stock.  Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Timothy J. Keating (3)	90,100	15.8%
Ranjit P. Mankekar	0	*

Independent Directors
Andrew S. Miller	25,000	4.4%
William F. Owens (4)	0	*
J. Taylor Simonton	0	*

Executive Officers
Kyle L. Rogers	5,000	*
Brett W. Green	0	*

Executive officers and directors as a group	120,100	21.1%
Jonathan D. Ungar (5)	100,000	17.6%
McGinnis Group International Defined Benefit Plan (6)	50,000	8.8%
Michael Katz (7)	40,000	7.0%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
(3)	Includes 100 shares held by Keating Investments, which may be deemed to be beneficially owned by Mr. Keating by virtue of his ownership interests therein.
(4)	Mr. Owens was appointed as a director by the Board of Directors at a meeting held on April 10, 2009 to replace Anthony K. McDonald, who resigned from the Board of Directors effective April 10, 2009.
(5)	Based upon information contained in the Schedule 13D filed January 27, 2009 by Jonathan D. Ungar. The address of Mr. Ungar is 7 Durham Road, Scarsdale, New York 10583.
(6)
Based upon information contained in the Schedule 13D filed January 23, 2009 by the McGinnis Group International Defined Benefit Plan.  Each of Stanley F. McGinnis and Kathleen A. McGinnis may be deemed to beneficially own the shares held by the McGinnis Group International Defined Benefit Plan by virtue of their respective positions as trustee thereof.  The address of the McGinnis Group International Defined Benefit Plan is 2320 Elm Street, Denver, Colorado 80207.

(7)	Based upon information contained in the Schedule 13D filed January 22, 2009 by Michael Katz. The address of Mr. Katz is 28 Old Brompton Road, #919, London, United Kingdom SW7 3SS.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.  We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Timothy J. Keating	Over $100,000
Ranjit P. Mankekar	None

Independent Directors
Andrew S. Miller	Over $100,000
William F. Owens	None
J. Taylor Simonton	None

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)
The dollar range of equity securities beneficially owned by our directors is based on the offering price per share of $10.00 for shares sold by us in connection with our initial private placement, which represents the most recent sale of such shares by us. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the number of directors is set at five unless otherwise designated by the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he is elected or until his successor is duly elected and qualified.

Mr. William F. Owens was appointed as a member of the Board of Directors at a meeting thereof held on April 10, 2009, to replace Mr. Anthony K. McDonald who resigned from his position on the Board of Directors effective April 10, 2009.  Mr. Owens’ current term expires as of the date of the Annual Meeting, or when his successor is duly elected and qualified.  Mr. Owens has been nominated for election to serve an additional one year term, which expires in 2010, at the same time that Mr. McDonald’s term would have expired if he had not previously resigned from the Board of Directors.  In addition, Mr. Andrew S. Miller, whose current term expires in 2009, has been nominated for election for an additional three year term expiring in 2012. Neither Mr. Owens nor Mr. Miller is being proposed for election pursuant to any agreement or understanding between either Mr. Owens or Mr. Miller and the Company.

A stockholder can vote for or withhold his or her vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The business address of each nominee and the directors listed below is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Nominees for Director

Neither Mr. Owens nor Mr. Miller is an “interested person” of the Company, as such term is defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
William F. Owens (2009)	58
Mr. Owens has been a principal in Denver-based JF Companies, a land and water development firm, since January 2007, and also advises several private equity firms.  Mr. Owens served two terms as Governor of Colorado from 1999 to 2007, focusing on transportation, education, and tax issues during his governorship. Prior to serving as Governor, Mr. Owens served as Colorado State Treasurer from 1995 to 1999, where he was responsible for managing $5 billion in investment funds.  While serving as State Treasurer Mr. Owens also served on the Board of Colorado’s pension fund, the Colorado Public Employees Retirement Association.  Prior to serving as State Treasurer, Mr. Owens served as a Colorado State Senator from 1988 to 1994, representing Aurora and Arapahoe County, and as a member of the Colorado State House of Representatives from 1982 to 1988.  Mr. Owens earned a B.S. degree from Stephen F. Austin State University and a masters degree in public affairs from the Lyndon B. Johnson School of Public Affairs at the University of Texas at Austin.  Mr. Owens currently serves on the Board of Directors of: Key Energy Services, Inc. (NYSE: KEG), a well servicing contractor, Highlands Acquisition Corp. (AMEX: HIA), a special purpose acquisition company, and FESCO PLC (RTC: FESH), a Russian-based shipping company.

Andrew S. Miller (2008)	52
Mr. Miller is the founder and currently the Manager of Rapid Funding, LLC, a commercial and residential hard money lender, which began business in 1998.  Since its inception, Rapid Funding has loaned to projects including land developments for single family homes, shopping centers, office buildings and construction loans on condominium buildings.  Mr. Miller also is the co-founder and currently the Managing Member of Realty Funding Group, a mortgage and finance company which has provided financing for commercial real estate projects across the United States, which began business in 1994.  Mr. Miller is co-founder and currently the President and Chief Operating Officer of SevoMiller, Inc., a full service real estate company specializing in purchasing and developing commercial real estate, which began business in March 1990.  To date, SevoMiller, Inc. has purchased apartment units, retail space and office projects across the United States.  From 1980 to 1989, Mr. Miller co-founded and served as Vice President of Loup-Miller Development Company, a real estate company which designed and developed numerous shopping centers, apartment communities, office buildings and warehouses.  Mr. Miller is a 1978 graduate of the University of Denver with a B.S. in Accounting.

Current Directors

Interested Directors

Mr. Keating is an interested director due to his position as President and Chief Executive Officer of the Company and as President, Managing Member and majority owner of the Company’s investment adviser, Keating Investments.  Mr. Mankekar is an interested director due to his position as Chief Financial Officer of the Company and Chief Financial Officer and non-managing member of its investment adviser, Keating Investments.

Name and Year First Elected Director	Term Expires	Age	Background Information
Timothy J. Keating (2008)	2011	45
Mr. Keating has served as President, Chief Executive Officer and Chairman of the Board of Directors of Keating Capital since its inception in 2008.  Mr. Keating also is the founder, and has served as President, Managing Member and majority owner of Keating Investments, LLC, an investment adviser registered under the Advisers Act, since it was founded in 1997.  Mr. Keating has served as the President of Andrews Securities, LLC, formerly known as Keating Securities, LLC, from August 1999 to August 2008.  Andrews Securities, LLC was formerly a wholly owned subsidiary of Keating Investments and is a FINRA registered broker-dealer.  Prior to founding Keating Investments, Mr. Keating was a proprietary arbitrage trader and also head of the European Equity Trading Department at Bear Stearns International Limited (London) from 1994 to 1997.  From 1990 to 1994, Mr. Keating founded and ran the European Equity Derivative Products Department for Nomura International Plc in London.  Mr. Keating began his career at Kidder, Peabody & Co., Inc. where he was active in the Financial Futures Department in both New York and London.  Mr. Keating is a 1985 cum laude graduate of Harvard College with an A.B. in economics. Mr. Keating is a registered investment adviser representative of Keating Investments.

Ranjit P. Mankekar (2008)	2011	33
Mr. Mankekar has served as Chief Financial Officer and Treasurer of Keating Capital since its inception in 2008.  In addition, Mr. Mankekar has been the Chief Financial Officer of Keating Investments, LLC since July 2006.  In January 2009, Mr. Mankekar became a non-managing member of Keating Investments.  Mr. Mankekar has served as the Controller of Andrews Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2007 to August 2008.  Prior to joining Keating Investments, Mr. Mankekar worked with PricewaterhouseCoopers LLP from September 1999 to June 2006, where he attained the position of Audit and Assurance Services Manager.  Mr. Mankekar was a recipient of the Gold Medal for earning the highest score in the State of Colorado on the May 1999 Certified Public Accounting examination.  Mr. Mankekar is a 1999 summa cum laude graduate of the University of Colorado with an M.S. in Accounting and a B.S. in Business Administration.

Independent Director

The following director is not an “interested person” of the Company as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
J. Taylor Simonton (2008)	2010	64
Mr. Simonton spent 35 years at PricewaterhouseCoopers LLP, including 23 years as an audit partner in the firm’s Accounting and Business Advisory Services practice group, before retiring in 2001.  Mr. Simonton was a partner for seven years in PricewaterhouseCoopers’ National Office Risk & Quality Group that handles the firm’s auditing and accounting standards, SEC, corporate governance, risk management and quality matters.   He has extensive experience in business consulting, auditing services, initial public offerings and SEC filings.  Mr. Simonton is currently a director and the chair of the Audit Committee of Red Robin Gourmet Burgers, Inc., a Nasdaq Global Select market company that operates a casual dining restaurant chain serving high quality gourmet burgers, having been appointed to these positions in September 2005 and October 2005, respectively.    In October 2008, he was elected an independent director and chair of the Audit Committee of Zynex, Inc., an OTC Bulletin Board traded company that engineers, manufactures, markets and sells medical devices for the electrotherapy and stroke and spinal cord injury rehabilitation markets.  From January 2003 to February 2007, he also served a director and the chair of the Audit Committee of Fischer Imaging Corporation, a public company that designed, manufactured and marketed medical imaging systems.  Mr. Simonton received a B.S. in Accounting from the University of Tennessee in 1966, is a Certified Public Accountant and serves as the President of the Colorado Chapter of the National Association of Corporate Directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. Certain of our executive officers may from time to time serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Kyle L. Rogers	32
Mr. Rogers has served as the Chief Operating Officer and Corporate Secretary of Keating Capital since its inception in 2008.  In addition, Mr. Rogers has been the Chief Operating Officer of Keating Investments, LLC since October 2001. In January 2006, Mr. Rogers became a non-managing member of Keating Investments.  Mr. Rogers also previously served as the Chief Compliance Officer of Keating Investments and Andrews Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2004 until January 2007.  Prior to joining Keating Investments, Mr. Rogers was a financial analyst in the Private Wealth Management and Fixed Income Currency & Commodities divisions at Goldman Sachs from July 1999 to September 2001.  Mr. Rogers is a CFA Charter holder.  Mr. Rogers is a 1999 graduate of Dartmouth College with a B.A. degree in government.  Mr. Rogers is currently a registered investment adviser representative of Keating Investments.

Brett W. Green	33
Mr. Green has served as the Chief Compliance Officer of Keating Capital since its inception in 2008.  In addition, Mr. Green has been the Chief Compliance Officer of Keating Investments, LLC since November 2006.   Mr. Green also previously served as the Chief Compliance Officer of Andrews Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from March 2007 to October 2008.  Prior to joining Keating Investments, Mr. Green worked for Janus Mutual Funds where he managed and trained registered representatives in evaluating investors’ financial goals and trading their funds.  Mr. Green is a 1998 graduate of Vanderbilt University with a B.A. degree in psychology and a 2006 graduate of the University of Denver Sturm College of Law.  He was admitted to the Colorado State Bar in 2006.

Director Independence

Our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he has no material relationship with us. We intend to monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Stock Market. Rule 4200(a)(15)(G) provides that a director of a business development company shall be considered to be independent if he is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Timothy J. Keating, as a result of his position as the Company’s President and Chief Executive Officer and as the President, Managing Member and majority owner of the Company’s investment adviser, Keating Investments, and Ranjit P. Mankekar, as a result of his position as Chief Financial Officer of the Company and Chief Financial Officer and non-managing member of its investment adviser, Keating Investments.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Valuation Committee. During 2008, our Board of Directors held five Board meetings, two Audit Committee meetings, and no Valuation Committee meetings.  All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at www.keatingcapital.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. The Audit Committee is presently composed of three persons: Messrs. Simonton, Owens and Miller, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. Our Board of Directors has determined that Mr. Simonton is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Simonton meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Simonton currently serves as Chairman of the Audit Committee.  The Audit Committee met on two occasions during 2008.

Valuation Committee. The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Valuation Committee is presently composed of Messrs. Simonton, Mankekar and Miller.   Mr. Simonton currently serves as Chairman of the Valuation Committee.  The Valuation Committee did not meet during 2008.

Nominating Committee.  We do not have a nominating committee. A majority of the independent directors of the Board of Directors recommends candidates for election as directors. Our Board of Directors has adopted a written policy with regard to the nomination process and stockholder recommendations.

In accordance with such policy, our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the independent members of the Board of Directors will generally consider the following factors:

•	the appropriate size and composition of our Board of Directors;
•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;
•	the needs of the Company with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;
•	familiarity with national and international business matters;

•	experience with accounting rules and practices;
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations and listing standards, if applicable.

The goal of the independent directors is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the Board of Directors may also consider such other factors as they may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The independent directors of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, nor do we anticipate doing so in the future.

Compensation Committee.  We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Communication with the Board of Directors

Stockholders with questions about Keating Capital are encouraged to contact our Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Keating Capital, Inc., c/o Kyle L. Rogers, Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

 A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by us;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
•	accountability for adherence to the code.

Our Board of Directors has adopted a corporate code of ethics that applies to our executive officers, a copy of which is available on our website at www.keatingcapital.com.  We intend to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2008.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Timothy J. Keating	–	–	–
Ranjit P. Mankekar	–	–	–

Independent Directors
J. Taylor Simonton	$25,190	–	$25,190
Anthony K. McDonald (3)	$16,869	–	$16,869
Andrew S. Miller	$11,130	–	$11,130

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)
Mr. McDonald resigned from the Board of Directors, effective April 10, 2009.  Mr. Owens, who was appointed by the Board of Directors to replace Mr. McDonald as a member of the Board of Directors on April 10, 2009, did not serve on the Board of Directors during 2008.

We currently pay our independent directors an annual fee of $18,000, payable quarterly in advance. Our independent directors also receive a fee of $2,000 for any regular or special meeting attended in person in excess of four meetings in any year.  The meeting fees for the first four meetings of a year are included within the annual retainer fee paid to the directors. Each independent director also receives $500 for each telephonic meeting in which the director participated.  We also pay our lead independent director, as designated from time to time by our Board of Directors, an additional annual fee of $5,000, payable quarterly in advance.  J. Taylor Simonton is presently designated as our lead independent director.

Each independent member of the Audit Committee (including the chair) receives an annual committee fee of $8,000 for serving on the committee, payable quarterly in advance.  Each independent director also receives a fee of $500 for any regular or special meeting of the Audit Committee attended in person, for any meeting in excess of four meetings in any year. The meeting fees for the first four meetings of a year are included within the annual committee fee paid to the directors. Each independent director also receives $250 for each telephonic meeting of the Audit Committee in which the director participated.  We pay our independent director who serves as the chair of the Audit Committee an additional annual fee of $10,000, payable quarterly in advance.  Mr. Simonton is presently designated as chair of our Audit Committee.

Each independent member of the Valuation Committee (including the Chairman) receives an annual committee fee of $4,000 for serving on the committee, payable quarterly in advance.  Each independent director also receives a fee of $1,000 for any regular or special meeting of the Valuation Committee attended in person, for any meeting in excess of four meetings in any year. The meeting fees for the first four meetings of a year are included within the annual committee fee paid to the directors. Each independent director also receives $250 for each telephonic meeting of the Valuation Committee in which the director participated.

We reimburse directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf.

Interested directors do not receive separate fees for their services as directors.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Compensation of Chief Executive Officer and Other Executive Officers

None of our executive officers receive direct compensation from us.  Messrs. Keating, Mankekar and Rogers, through their ownership interest in, or management positions with, Keating Investments, are entitled to a portion of any profits earned by Keating Investments, which includes any fees payable to Keating Investments under the terms of our Investment Advisory and Administrative Services Agreement, less expenses incurred by Keating Investments in performing its services under our Investment Advisory and Administrative Services Agreement. Keating Investments may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to Messrs. Keating, Mankekar and Rogers in addition to their ownership interest, which may be reduced proportionately to reflect such payments.

Mr. Mankekar serves as our Chief Financial Officer and Mr. Green serves as our Chief Compliance Officer.  The compensation of our Chief Financial Officer and our Chief Compliance Officer is paid by Keating Investments, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to us.   During 2008, we reimbursed Keating Investments approximately $18,059 for the allocable portion of compensation expenses incurred by Keating Investments on our behalf for our Chief Financial Officer, Chief Compliance Officer, and other support personnel, pursuant to the Investment Advisory and Administrative Services Agreement with Keating Investments.

Certain Relationships and Related Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairman of the Board of Directors or the Chairman of the Audit Committee of the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee of the Board of Directors is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Transactions with Management and Others

We have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments, LLC.  Timothy J. Keating, our President, Chief Executive Officer and Chairman of the Board of Directors, is the Managing Member and majority owner of Keating Investments. Ranjit P. Mankekar, our Chief Financial Officer, Treasurer and a member of our Board of Directors, is also an executive officer and member of Keating Investments, LLC.  Kyle L. Rogers, our Chief Operating Officer and Secretary, is also an executive officer and member of Keating Investments, LLC.  We have also entered into a license agreement with Keating Investments, LLC, pursuant to which Keating Investments, LLC has granted us a non-exclusive, royalty-free license to use the name “Keating Capital.” In addition, pursuant to the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments provides us with certain administrative services necessary to conduct our day-to-day operations.

Currently, our investment adviser’s senior investment professionals, Messrs. Keating, Mankekar and Rogers, and the additional administrative personnel currently retained by Keating Investments, do not serve as principals of other investment funds affiliated with Keating Investments; however, they may do so in the future.  If they do, persons and entities may in the future manage investment funds with investment objective similar to ours. In addition, our current executive officers and directors, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Keating Investments.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

Relationship with Andrews Securities, LLC

Prior to August 21, 2008, Andrews Securities, LLC, formerly known as Keating Securities, LLC, was 100% owned by our investment adviser, Keating Investments.  On August 21, 2008, a transaction was completed whereby Keating Investments sold 80% of Andrews Securities to Jeff L. Andrews and Michael J. Keating, the brother of Timothy J. Keating, our President and Chief Executive Officer.  Following completion of this transaction, Keating Investments continued to own 20% of Andrews Securities, but did not actively participate in the operations or management of Andrews Securities.  In connection with the transactions by which Keating Investments sold its 80% interest in Andrews Securities, a continuing membership application (“CMA”) was filed with FINRA on June 3, 2008.  The CMA was approved by FINRA in December of 2008.  Additionally, effective November 4, 2008, Timothy J. Keating, Kyle L. Rogers and Brett W. Green no longer provided regulatory supervision over, and ceased being registered representatives of, Andrews Securities.

On January 31, 2009, Keating Investments sold its remaining 20% interest in Andrews Securities to Jeff L. Andrews and upon completion of the sale transaction, was terminated as a member of Andrews Securities. As a result of Keating Investments’ previous ownership of Andrews Securities, Andrews Securities may have previously been deemed an affiliate of Keating Investments and, as a result of our relationship with Keating Investments and Timothy J. Keating, previously an affiliate of ours.

On November 12, 2008, we completed the final closing of our initial private placement where we sold a total of 569,800 shares of our common at a price of $10.00 per share raising aggregate gross proceeds of $5,698,000.  In connection with our initial private placement, we paid Andrews Securities an aggregate of $398,860 in commissions (7% of the gross proceeds received) and $15,632 in pre-approved expense reimbursements for acting as our exclusive placement agent.

We intend to engage Andrews Securities as a placement agent and/or managing underwriter for our future securities offerings.  It is also possible that Andrews Securities will assist our portfolio companies in identifying co-investors for their offerings for which it will receive a commission, expense reimbursement and warrants in our portfolio companies.

Allocation of Time

We rely, in part, on Keating Investments to manage our day-to-day activities and to implement our investment strategy. Keating Investments plans, in the future, to be involved with activities which are unrelated to us. As a result of these activities, Keating Investments, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which we may become involved. Keating Investments and its employees will devote only as much of its time to our business as Keating Investments and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Keating Investments, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, may become involved. This could result in actions that are more favorable to other affiliated entities than to us. However, Keating Investments believes that it has sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Investments

As a business development company, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Keating Investments, or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Keating Investments or one or more of its affiliates. Subject to obtaining exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

Review, Approval or Ratification of Transactions with Related Parties

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

The Audit Committee of our Board of Directors is required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

In addition, our code of business conduct and ethics, which is applicable to all our all employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Our code of business conduct and ethics is available on our website at www.keatingcapital.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

PROPOSAL II: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board of Directors have selected Grant Thornton LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2009. This selection is subject to ratification or rejection by the stockholders of the Company.

Grant Thornton LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.  It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he chooses and will be available to answer questions.

Fiscal Year Ended December 31, 2008
Audit Fees	$50,000
Audit-Related Fees	3,000
Tax Fees	5,250
All Other Fees	–
Total Fees:	$58,250

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of the Board of Directors of Keating Capital, Inc. (the “Audit Committee”) operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Simonton, Owens and Miller.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Grant Thornton LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC. The Audit Committee also recommended the selection of Grant Thornton LLP to serve as the independent registered public accounting firm for the year ending December 31, 2009.

Respectfully Submitted,

The Audit Committee
J. Taylor Simonton
Andrew S. Miller William F. Owens

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2009.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING
DECEMBER 31, 2009.

PROPOSAL III:  APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AND
ADMINISTRATIVE SERVICES AGREEMENT TO BE ENTERED INTO BY AND BETWEEN THE
COMPANY AND ITS INVESTMENT ADVISER, KEATING INVESTMENTS

Keating Investments serves as our investment adviser pursuant to an Investment Advisory and Administrative Services Agreement with us.  Keating Investments is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Subject to the overall supervision of our Board of Directors, Keating Investments manages our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments is charged with:

•	determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determining which securities we will purchase, retain or sell;

•	identifying, evaluating and negotiating the structure of the investments we make; and

•	closing, monitoring and servicing the investments we make.

Keating Investments’ services under the Investment Advisory and Administrative Services Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

In addition, pursuant to the Investment Advisory and Administrative Services Agreement, Keating Investments furnishes us with equipment and clerical, bookkeeping and record-keeping services, and also performs, or facilitates the performance of, certain administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Keating Investments assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. We reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

Stockholders of the Company are being asked to approve an Amended and Restated Investment Advisory and Administrative Services Agreement (the “Proposed Amended and Restated Investment Advisory and Administrative Services Agreement”), to be entered into by and between the Company and Keating Investments, for the purpose of amending certain provisions set forth in the current Investment Advisory and Administrative Services Agreement (collectively, the “Proposed Advisory Agreement Amendments”) to conform to requirements set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (the “Omnibus Guidelines”) relating to registration of securities offerings in individual states.  A marked copy of the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement reflecting the Proposed Advisory Agreement Amendments is attached as Appendix A to this Proxy Statement.

Reason for the Proposed Advisory Agreement Amendments

Our common stock is registered under the Exchange Act.  However, our common stock is not currently listed on any national securities exchange.  We presently intend to seek the listing of our shares of common stock on the Nasdaq Capital Market within the next 18 to 24 months.  However, there can be no assurance that we will be successful in obtaining a listing of our shares on the Nasdaq Capital Market in the manner or within the timeframe we propose, if at all.  Specifically, we may fail to meet the applicable standards for listing on the Nasdaq Capital Market, as a result of insufficient assets, revenue, net income or record holders, among other things.

For so long as our common stock is not listed on a national securities exchange, we will generally be required to register any proposed public offering of shares of our common stock in each individual state in which we intend to offer and sell such shares.  Most of the states in which we may offer securities generally require that issuers conducting public offerings conform to certain specific requirements set forth in the NASAA’s Omnibus Guidelines.  The NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.  In particular, the Omnibus Guidelines specify certain corporate governance requirements for issuers and provide stockholders with certain additional rights not otherwise required under Maryland law, including, among other things, broad rights to inspect corporate records and request stockholders lists from issuers.

The Proposed Advisory Agreement Amendments, together with (i) the revisions to our Articles of Incorporation we are also requesting that stockholders approve at the Annual Meeting and (ii) certain revisions to be included in a proposed amended and restated version of our bylaws (the “Proposed Amended and Restated Bylaws”) that we expect will be adopted by our Board of Directors if stockholders approve the Proposed Amended and Restated Investment Advisory Agreement and the Proposed Amended and Restated Articles of Incorporation at the Annual Meeting, are designed to conform our organizational documents to the issuer requirements specified in the Omnibus Guidelines.  The Proposed Advisory Agreement Amendments will not apply to the extent the shares of our common stock are qualified as “covered securities,” within the meaning of Section 18 under the Securities Act of 1933, as amended (the “Securities Act”), which would occur upon the listing of our common stock on the Nasdaq Capital Market or a similar national securities exchange or otherwise.

These revisions are being requested to permit us to conduct registered offerings of our shares of common stock prior to obtaining a listing on the Nasdaq Capital Market or a similar national securities exchange.  As a business development company, our ability to access the capital markets is a critical element of our overall strategy.  If the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement is not approved, we will be severely limited in our ability to conduct registered public offerings prior to obtaining a Nasdaq Capital Markets listing, which may make it more difficult to achieve our investment objective and ultimately satisfy the Nasdaq Capital Markets listing requirements.

Description of the Proposed Advisory Agreement Amendments

Under the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement, we will be prohibited from reimbursing Keating Investments for any services for which it receives a separate fee.  We will also be prohibited from reimbursing Keating Investments for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Keating Investments.  In addition, if Keating Investments wishes to voluntarily terminate the Amended and Restated Investment Advisory and Administrative Services Agreement, it will be required to give stockholders a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination.  The Proposed Investment Advisory and Administrative Services Agreement will also prohibit the following activities between us and Keating Investments:

•
We may not purchase or lease assets in which Keating Investments has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;

•	Keating Investments may not acquire assets from us unless approved by a majority of our stockholders in accordance with our charter;

•	We may not lease assets to Keating Investments unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans to Keating Investments except for the advancement of funds as permitted by our charter;

•	We may not acquire assets in exchange for our stock;

•
We may not pay a commission or fee, either directly or indirectly to Keating Investments, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or from the proceeds of the resale, exchange or refinancing of our assets;

•	Keating Investments may not charge duplicate fees to us; and

•	Keating Investments may not provide financing to us with a term in excess of 12 months.

In addition, Keating Investments will be prohibited from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. Keating Investments will also be prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Keating Investments will also be prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

The Proposed Amended and Restated Investment Advisory and Administrative Services Agreement also limits the amount of fees and expenses paid to any party for any services rendered to organize the Company and to acquire assets for the Company, including Organization and Offering Expenses, Acquisition Fees, and Acquisition Expenses, as defined in the Proposed Amended and Restated Articles of Incorporation (“Front End Fees”).  The amount of Front End Fees must be reasonable and must not exceed 18% of the gross offering proceeds, regardless of the source of payment.  Any reimbursement to the Adviser or any other person for deferred Organization and Offering Expenses, including interest thereon, if any, will be included within the 18% limitation.  Keating Investments must commit at least the remaining 82% of the gross offering proceeds towards the investment or reinvestment of assets and reserves.

Finally, under the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement, neither Keating Investments nor its officers, managers, agents, employees, controlling persons, members or any other person or entity affiliated with it shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Company, nor shall Keating Investments be held harmless for any loss or liability suffered by us, unless (i) Keating Investments has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) Keating Investments was acting on behalf of or performing services for us; (iii) the liability or loss suffered was not the result of negligence or misconduct by Keating Investments or an affiliate thereof acting as our agent; and (iv) the indemnification or agreement to hold Keating Investments harmless is only recoverable out of our assets and not from our stockholders. In addition, the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement will require the following additional conditions be satisfied prior to the advancement of reasonable expenses to a director or officer under the indemnification provisions set forth therein:  (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company; (ii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Company acting in his capacity as such, a court of competent jurisdiction approves such advancement; and (iii) Keating Investments agrees to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which Keating Investments is not found to be entitled to indemnification.

Other than as described above, the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement will not materially change the services provided by or the fees payable to Keating Investments under our current Investment Advisory and Administrative Services Agreement.  The Proposed Advisory Agreement Amendments described above will not apply, and shall be of no force or effect, if and to the extent the shares of our common stock are qualified as “covered securities,” within the meaning of Section 18 under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the listing of our common stock on the Nasdaq Capital Market or a similar national securities exchange or otherwise.

Management Fees

We pay Keating Investments a fee for its investment advisory services under our current Investment Advisory and Administrative Services Agreement consisting of two components - a base management fee and an incentive fee. The Proposed Amended and Restated Investment Advisory and Administrative Services Agreement will generally retain the same fee structure as our current Investment Advisory and Administrative Services Agreement.  The cost of both the base management fee payable to Keating Investments and any incentive fees earned by Keating Investments is ultimately borne by our common stockholders.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes. We do not presently expect to use borrowed funds for the purpose of making portfolio investments.  The Base Fee is payable monthly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro rated.  In addition, Keating Investments has agreed to defer a portion of the Base Fee payable equal to 0.5% of our gross assets until we have completed at least one investment in a micro-cap company consistent with our previously stated investment strategies.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees.

The following table sets forth various examples of the calculation of our annual incentive fee based on different levels of realized and unrealized gains and losses over a period of years.  These calculations are based on the different assumptions set forth in the table:

Examples of Annual Incentive Fee for Capital Gains* (all dollar amounts in millions)

Example 1

Year	Investment Description	Incentive Fee	Explanatory comments

1	Invested $5 in Company A stock and $10 in Company B stock.	$0	No incentive fee as there are no realized gains.

2	Sold Company A stock for $15 ($10 realized gain). Fair value of Company B stock at $20 ($10 unrealized gain)	$2.0	Incentive fee equals 20% of $10 realized gains. Unrealized gains do not affect calculation.

3	Fair value of Company B stock at $8 ($2 unrealized loss).	$0	No incentive fee as there is only unrealized loss in the year.

4	Sold Company B stock for $12 ($2 realized gain).	$0.4	Incentive fee equals 20% of cumulative realized gains of $12, or $2.4, less previously paid incentive fee of $2.

Example 2

Year	Investment Description	Incentive Fee	Explanatory comments

1	Invested $20 in Company A stock, $30 in Company B stock and $25 in Company C stock	$0	No incentive fee as there are no realized gains.

2	Sold Company A stock for $50 (realized gain $30). Fair value of Company B stock at $25 ($5 unrealized loss). Fair value of Company C stock at $25 (no unrealized gain or loss).	$5.0	Incentive fee equals 20% of $25 (which is the $30 realized gains less the $5 unrealized loss).

3	Sold Company C stock for $30 ($5 realized gain). Fair value of Company B stock at $27 ($3 unrealized loss)	$1.4	Incentive fee equals 20% of $32 (which is the $35 of realized gains less the $3 of unrealized losses), reduced by the $5 previously paid incentive fee.

4	Fair value of Company B stock at $35 ($5 unrealized gain).	$0	No incentive fee as there are no realized gains in year.

5	Sold Company B stock for $20 ($10 realized loss).	$0	No incentive fee as the 20% incentive fee on $25 (which is the $35 cumulative realized gains less the $10 realized losses) is less than the $6.4 previously paid incentive fee.

*
The hypothetical amount of income, gains and returns shown in the above tables assumes no leverage. There is no guarantee that the income, gains, or the income returns based on our net asset values, will be realized and actual income, gains and returns may vary from those shown in these examples.

Board Consideration

At a meeting of the Board of Directors held on April 17, 2009, the directors present in person unanimously voted to approve the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement. In reaching a decision to approve the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement, the Board of Directors considered, among other things:

•	the nature, quality and extent of the advisory and other services provided to us by Keating Investments;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our historical and projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•
any existing and potential sources of indirect income to Keating Investments from their relationships with us and the profitability of those relationships, including through the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement;

•	information about the services to be performed and the personnel performing such services under the Proposed Investment Advisory and Administrative Services Agreement;

•	the organizational capability and financial condition of Keating Investments and its affiliates;

•
Keating Investments’ practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to Keating Investments; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

The Board also strongly considered the fact that (i) the services to be provided by and the fees payable to Keating Investments under the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement were substantially similar to those set forth in our current Investment Advisory and Administrative Services Agreement; (ii) the Proposed Advisory Agreement Amendments were generally favorable to our stockholders; and (iii) the Proposed Advisory Agreement Amendments were necessary to conform to the issuer requirements set forth in the Omnibus Guidelines to permit the Company to conduct public offerings of shares of its common stock prior to obtaining a listing on the Nasdaq Capital Market or a similar national securities exchange.

Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested directors, concluded that fees payable to Keating Investments pursuant to the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement were reasonable in relation to the services to be provided. Other than a strong focus on the factors described in the immediately preceding paragraph, the Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

Based on its review and discussion of the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement, the Board of Directors approved the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement and determined that it was in the best interests of the Company's stockholders. The Board of Directors then directed that the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement be submitted to stockholders for approval at the Annual Meeting with the Board of Director’s recommendation that stockholders of the Company vote to approve the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
APPROVAL OF THE PROPOSED AMENDED AND RESTATED INVESTMENT ADVISORY AND
ADMINISTRATIVE SERVICES AGREEMENT TO BE ENTERED INTO BY AND BETWEEN THE
COMPANY AND KEATING INVESTMENTS

PROPOSAL IV:  APPROVAL OF AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF THE COMPANY

Stockholders of the Company are being asked to approve Amended and Restated Articles of Incorporation of the Company (the “Proposed Amended and Restated Articles of Incorporation”) for the purpose of amending certain provisions set forth in the current Articles of Incorporation of the Company (collectively, the “Proposed Charter Amendments”) to conform to requirements set forth in the NASAA Omnibus Guidelines relating to registration of securities offerings in individual states.  A marked copy of the Proposed Amended and Restated Articles of Incorporation reflecting the Proposed Charter Amendments is attached as Appendix B to this Proxy Statement.

Reason for the Proposed Charter Amendments

Our common stock is registered under the Exchange Act.  However, our common stock is not currently listed on any national securities exchange.  We presently intend to seek the listing of our shares of common stock on the Nasdaq Capital Market within the next 18 to 24 months.  However, there can be no assurance that we will be successful in obtaining a listing of our shares on the Nasdaq Capital Market in the manner or within the timeframe we propose, if at all.  Specifically, we may fail to meet the applicable standards for listing on the Nasdaq Capital Market, as a result of insufficient assets, revenue, net income or record holders, among other things.

For so long as our common stock is not listed on a national securities exchange, we will generally be required to register any proposed public offering of shares of our common stock in each individual state in which we intend to offer and sell such shares.  Most of the states in which we may offer securities generally require that issuers conducting public offerings conform to certain specific requirements set forth in the NASAA’s Omnibus Guidelines.  The NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.  In particular, the Omnibus Guidelines specify certain corporate governance requirements for issuers and provide stockholders with certain additional rights not otherwise required under Maryland law, including, among other things, broad rights to inspect corporate records and request stockholders lists from issuers.

The Proposed Charter Amendments, together with (i) the revisions to our Investment Advisory and Administrative Services Agreement with Keating Investments we are also requesting that stockholders approve at the Annual Meeting; and (ii) certain revisions to be included in the Proposed Amended and Restated Bylaws that we expect will be adopted by our Board of Directors if stockholders approve the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement and the Proposed Amended and Restated Articles of Incorporation at the Annual Meeting, are designed to conform our organizational documents to the issuer requirements specified in the Omnibus Guidelines.  With the exception of a Proposed Charter Amendment requiring that a majority of the Board of Directors be comprised of persons who are not “interest persons” of the Company, as such term is defined in Section 2(a)(19) under the 1940 Act, the Proposed Charter Amendments will not apply, and shall be of no force or effect, if and to the extent the shares of our common stock are qualified as “covered securities,” within the meaning of Section 18 under the Securities Act, by virtue of the listing of our common stock on the Nasdaq Capital Market or a similar national securities exchange or otherwise.

These revisions are being requested to permit us to conduct registered offerings of our shares of common stock prior to obtaining a listing on the Nasdaq Capital Market or a similar national securities exchange.  As a business development company, our ability to access the capital markets is a critical element of our overall strategy.  If the Proposed Amended and Restated Articles of Incorporation are not approved, we will be severely limited in our ability to conduct registered public offerings prior to obtaining a Nasdaq Capital Markets listing, which may make it more difficult to achieve our investment objective and ultimately satisfy the Nasdaq Capital Markets listing requirements.

Description of the Proposed Charter Amendments

The Proposed Amended and Restated Articles of Incorporation include, among other things, the following revisions to our current Articles of Incorporation:

•
Any individual who is a present or former director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity shall not be entitled to indemnification for any liability or loss suffered by such person, unless (i) we have determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) such person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by such person (or gross negligence or willful misconduct, in the case that such person is an independent director of the Company) and (iv) the indemnification or agreement to hold harmless is only recoverable out of our assets and not from our stockholders.

•
The following additional conditions must be satisfied prior to the advancement of reasonable expenses to a director or officer under the indemnification provisions set forth therein:  (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company; (ii) such director or officer provides the Company with written affirmation of their good faith belief that the standard of conduct necessary for indemnification by the Company has been met;   (iii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Company acting in his capacity as such, a court of competent jurisdiction approves such advancement; and (iv) such director or officer agrees to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which  such director or officer  is not found to be entitled to indemnification.

•
Subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting set forth therein and in our Amended and Restated Bylaws, a special meeting of stockholders will be called by the Secretary of the Company upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

•
In addition to filing reports with the SEC, until such time as our shares are listed on the Nasdaq Capital Market or similar national securities exchange, (i) within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record; and (ii) within 120 days after the end of each fiscal year, we will distribute our annual report on Form 10-K.

•
The Board of Directors has a duty to supervise Keating Investments, including determining (i) that compensation paid to Keating Investments is reasonable in relation to the nature and quality of services performed and the investment performance of the Company; (ii) that the provisions of the Company’s Investment Advisory and Administrative Services Agreement, as amended and currently in effect, are being carried out.  In addition, the Company may pay Keating Investments and its affiliates fees for the review and evaluation of potential investments only if the Board of Directors concludes that the total of all acquisition fees and acquisition expenses are reasonable.

•
The Proposed Amended and Restated Articles of Incorporation also contain the Company’s investment objective and provide limitations on investments that the Company is permitted to make, including that the Company may only invest in general partnerships or joint ventures with other publicly registered affiliates of the Company if certain conditions are met.

•
If there is any conflict between the Maryland General Corporate Law and the provisions set forth in NASAA’s Omnibus Guidelines; NASAA’s Omnibus Guidelines control to the extent any provisions of the Maryland General Corporate Law are not mandatory.

•
Any shareholder and any designated representative thereof is permitted access to the records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge.  Inspection of the Company’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.  Information regarding shareholders’ right to access to the Company’s records pertaining to its shareholders is set forth in the Company’s Bylaws.

•
With respect to the common stock of the Company, the Proposed Amended and Restated Articles of Incorporation provide that all stock shall be fully paid and nonassessable when issued, and the Company shall not make any mandatory assessment against any stockholder beyond such stockholder’s subscription commitment.  In addition, the Company does not have authority to make arrangements for deferred payments on account of the purchase price of the Company’s stock under the Proposed Amended and Restated Articles of Incorporation unless certain conditions are met.

The Proposed Charter Amendments described above will not apply, and shall be of no force or effect, if and to the extent the shares of our common stock are qualified as “covered securities,” within the meaning of Section 18 under the Securities Act, by virtue of the listing of our common stock on the Nasdaq Capital Market or a similar national securities exchange or otherwise.

Additionally, the Proposed Amended and Restated Articles of Incorporation also contain a separate provision requiring that a majority of the Board of Directors be comprised of directors who are not “interested person” of the Company, as defined under Section 2(a)(19) of the 1940 Act, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor.  Directors may be elected to an unlimited number of successive terms. The foregoing Proposed Charter Amendment will remain in effect regardless of whether the shares of our common stock are qualified as “covered securities,” within the meaning of Section 18 under the Securities Act.

Board Consideration

At a meeting of the Board of Directors held on April 17, 2009, the directors present in person unanimously voted to approve the Proposed Amended and Restated Articles of Incorporation of the Company. In reaching a decision to approve the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement, the Board of Directors considered, among other things, the fact that (i) the Proposed Charter  Amendments were generally favorable to our stockholders; and (ii) the Proposed Charter Amendments were necessary to conform to the issuer requirements set forth in the Omnibus Guidelines to permit the Company to conduct public offerings of shares of its common stock prior to obtaining a listing on the Nasdaq Capital Market or a similar national securities exchange.

Based on its review and discussion of the Proposed Amended and Restated Articles of Incorporation, the Board of Directors approved the Proposed Amended and Restated Articles of Incorporation and determined that adoption thereof was in the best interests of the Company's stockholders. The Board of Directors then directed that the Proposed Amended and Restated Articles of Incorporation be submitted to stockholders for approval at the Annual Meeting with the Board of Director’s recommendation that stockholders of the Company vote to approve the Proposed Amended and Restated Articles of Incorporation.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2010 Annual Meeting of Stockholders will be held in May 2010, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwood Village, Colorado, and the Company must receive the proposal no later than January 4 , 2010, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

In addition, any stockholder who intends to submit a proposal for consideration at our 2010 Annual Meeting, whether or not for inclusion in our proxy materials, or who intends to submit nominees for election as directors at the meeting must notify our Corporate Secretary. Under our amended and restated bylaws, such notice must (1) be received at our principal office no earlier than January 4, 2010, and no later than February 3, 2010 and (2) satisfy specified requirements.

Notices of intention to present proposals at the 2010 Annual Meeting of Stockholders should be addressed to Kyle L. Rogers, Corporate Secretary, Keating Capital, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope , or return it via e-mail or facsimile as indicated on the proxy card .

By Order of the Board of Directors

Kyle L. Rogers
Secretary

Greenwood Village, Colorado
May 4 , 2009

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Keating Capital, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Keating Capital, Inc. or its investment adviser, Keating Investments, LLC.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Keating Investments. It is our policy that only authorized employees of Keating Investments who need to know your personal information will have access to it.

•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
KEATING CAPITAL, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 14 , 2009

The undersigned stockholder of Keating Capital, Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Timothy J. Keating and Ranjit P. Mankekar, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111 on May 14 , 2009, at 10:00 a.m., Mountain Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1, 2, 3 and 4 and in the discretion of the proxies with respect to matters described in Proposal 5.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope or return it to Kyle L. Rogers, Corporate Secretary, via email to kr@keatinginvestments.com, or via facsimile to (303) 728-3532 or at Keating Capital, Inc., 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado, 80111.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
KEATING CAPITAL, INC.
MAY 14 , 2009

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED OR RETURN IT VIA
EMAIL TO KR@KEATINGINVESTMENTS.COM OR VIA
FACSIMILE TO (303) 728-3532 AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 and 4.
	FOR	WITHHOLD AUTHORITY	FOR ALL EXCEPT	Nominees:
1. The election of the following persons (except as marked to the contrary) as directors, each of whom will serve as director of Keating Capital, Inc. until the year indicated next to his name, or until his successor is duly elected and qualified.
	☐	☐	☐	Andrew S. Miller (2012) William F. Owens (2010)

INSTRUCTIONS: To withhold authority to vote for any individual, mark, “For All Except” and write the nominee’s name(s) on the line below.

2. The ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for Keating Capital, Inc. for the fiscal year ending December 31, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. The approval of the Amended and Restated Investment Advisory and Administrative Services Agreement to be entered into by and between Keating Capital, Inc. and Keating Investments, LLC	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. The approval of the Amended and Restated Articles of Incorporation of Keating Capital, Inc.	FOR o	AGAINST ☐	ABSTAIN ☐

5. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY

Appendix A

~~FORM OF~~AMENDED AND RESTATED INVESTMENT ADVISORY AND

ADMINISTRATIVE SERVICES AGREEMENT

BETWEEN

KEATING CAPITAL, INC.

AND

KEATING INVESTMENTS, LLC

This Agreement (the “Agreement”) made this ____ day of _____, ~~2008,~~2009, by and between KEATING CAPITAL, INC, a Maryland ~~company~~corporation (the “Company”), and KEATING INVESTMENTS, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a ~~newly~~recently organized non-diversified, closed-end management investment company that ~~intends to elect~~has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is an investment adviser registered ~~as an investment adviser~~ under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Company and to provide for the administrative services necessary for the operation of the Company on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1	~~1.~~ Duties of the Adviser.

(a)           Retention of Adviser.  The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth:

(i)
~~in~~In accordance with the investment objective, policies and restrictions that are set forth in the Company’s ~~private placement memorandum dated June 16, 2008, as amended~~Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the “SEC”), on February 10, 2009, as amended or supplemented from time to time (the “~~PPM~~Registration Statement”); and

(ii)
~~during~~During the term of this Agreement in accordance with all applicable federal and state laws, rules and regulations, and the Company’s articles of incorporation and bylaws, in each case as amended from time to time (the “Charter Documents”),

(b)           Responsibilities of Adviser.  Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i)	~~determine~~Determine the composition and allocation of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes;

(ii)	~~identify~~Identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	~~close~~Execute, monitor and service the Company’s investments;

(iv)	~~determine~~Determine the securities and other assets that the Company purchases, retains, or sells; and

(v)	~~provide~~Provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

(c)           Power and Authority.  To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company.  In the event that the Company determines to acquire debt financing, the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board.

(d)           Administrative Services.  Subject to the supervision, direction and control of the Board, the provisions of the Charter Documents, and applicable federal and state law, the Adviser shall perform, or cause to be performed by other persons, all administrative services in connection with the operation of the Company.  Without limiting the generality of the foregoing, the Adviser shall provide the Company with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the Adviser, subject to review by the Board of the Company, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.  The Adviser shall also, on behalf of the Company, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.  The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it shall determine to be desirable.  The Adviser shall be responsible for the financial and other records that the Company is required to maintain and shall prepare reports to stockholders, and reports and other materials filed with the ~~Securities and Exchange Commission (“SEC”)~~SEC.  In addition, the Adviser will assist the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns, and the printing and dissemination of reports to stockholders of the Company, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

2

(e)           Acceptance of Employment.  The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(f)           Sub-Advisers.  The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder.  Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objective, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company.

(i)	The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser.

(ii)
Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to Board and Company shareholder approval thereunder, and other applicable federal and state law.

(iii)
Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(g)           Independent Contractor Status.  The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(h)           Record Retention. Subject to review by and the overall control of the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours.  The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request and upon termination of this Agreement pursuant to Section 9 ~~8~~, provided that the Adviser may retain a copy of such records.

3

(i)           Administrator.  Subject to Section 1(k) below, the Adviser shall, upon by request by an official or agency administering the securities laws of a state, province, or commonwealth (an “Administrator”), submit to such Administrator the reports and statements required to be distributed to Company stockholders pursuant to this Agreement, the Registration Statement and applicable federal and state law.

(j)           Fiduciary Duty.  Subject to Section 1(k) below, it is acknowledged that:

(i)
The Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Adviser’s immediate possession or control.  The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company.  The Adviser shall not, by entry into an agreement with any stockholder of the Company or otherwise, contract away the fiduciary obligation owed to the Company and the Company stockholders under common law.

(ii)
The Chief Executive Officer and Chief Operating Officer of the Adviser shall have at least three years’ relevant experience demonstrating the knowledge and experience to acquire and manage the type of assets being acquired and shall have not less than four years relevant experience in the kind of services being rendered or otherwise must demonstrate sufficient knowledge and experience to perform the services proposed.  The Board of Directors shall determine whether any successor Adviser possesses sufficient qualifications to perform the advisory function for the Company and whether compensation provided for in its content with the Company is justified.

(k)           Applicability.  Sections 1(i) and (j) above shall not apply, and shall be of no force or effect, if and to the extent the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), are qualified as “covered securities,” within the meaning of Section 18 of the Securities Act of 1933, as amended (the “Securities Act”).

2	~~2.~~ Company’s Responsibilities and Expenses Payable by the Company.

(a)           Adviser Personnel.  All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser, and not by the Company.

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(b)           ~~All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by the Adviser, and not by the Company.  The Company shall be responsible for~~Costs.  Subject to the limitations on reimbursement set forth in Section 2(c) below, to the extent applicable, the Company, either directly or through reimbursement to the Adviser, shall bear all other costs and expenses of its operations and transactions, including (without limitation) ~~those relating to:~~ fees and expenses relating to: expenses deemed to be “organization and offering~~;~~ expenses” of the Company for purposes of Conduct Rule 2810(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee and any discounts, are hereinafter referred to as “Organization and Offering Expenses”); amounts paid to third parties for administrative services; the investigation and monitoring of the Company’s investments; the cost of calculating the Company’s net asset value; the cost of effecting sales and repurchases of shares of the Company’s common stock and other securities; management and incentive fees payable pursuant to the investment advisory ~~fees~~agreement; fees payable to third parties relating to, or associated with, making investments ~~(in each case subject to approval of the Company’s Board ) including fees and expenses associated with performing due diligence reviews of prospective investments~~;and valuing investments (including third-party valuation firms), transfer agent and custodial fees~~; costs~~, fees and expenses ~~relating to marketing and advertising the Company, including without limitation sponsorship of industry events, attendance at industry conferences and travel and entertainment costs associated with meeting relevant investors and prospective portfolio companies (to the extent not reimbursed by such companies~~associated with marketing efforts (including attendance at investment conferences and similar events); the salary, bonus and benefits payable to the Company’s Chief Financial Officer, Chief Compliance Officer, ~~Controller~~ and administrative support staff; federal and state registration fees; all costs of registration and listing the Company’s shares on any securities exchange, including any exchange listing fees; federal, state and local taxes; ~~independent~~Independent Directors’ fees and expenses; brokerage commissions; costs of proxy statements~~,~~; stockholders’ reports and notices; costs of preparing government filings, including periodic and current reports with the SEC; fidelity bond, directors and officers/errors and omissions liability insurance~~,~~ and any other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent ~~auditors~~accountants and outside legal costs; and all other expenses incurred by the Company in connection with administering the Company’s business, including the Company’s allocable portion of rent.

Notwithstanding the foregoing, the Adviser shall reimburse the Company for any portion of the aggregate Organizational and Offering Expenses associated with an offering of securities by the Company that, together with any sales loads, dealer manager fees or commissions paid in connection with such offering, exceeds fifteen percent (15%) of the aggregate gross proceeds of such offering, as measured upon completion of such offering; provided, that no reimbursement shall be payable by the Adviser to the Company hereunder to the extent the Company elects not to proceed with a proposed offering after expenses have been incurred in connection therewith.

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(c)           Limitations on Reimbursement of Expenses.

(i)
In addition to the compensation paid to the Adviser pursuant to Section 3, the Company shall reimburse the Adviser for all expenses of the Company incurred by the Adviser as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Adviser.  The Adviser may be reimbursed for the administrative services performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles.  No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee.  Excluded from the allowable reimbursement shall be:

(A)	Rent or depreciation, utilities, capital equipment, and other administrative items solely of the Adviser; and

(B)
Salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of the Adviser (or any individual performing such services) or a holder of ten percent (10%) or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise) for services rendered solely to the Adviser.

(ii)
Section 2(c)(i) above shall not apply, and shall be of no force or effect, if and to the extent the shares of the Company’s Common Stock are qualified as “covered securities,” within the meaning of Section 18 of the Securities Act.

(d)           Periodic Reimbursement.  Expenses incurred by the Adviser on behalf of the Company and payable pursuant to this Section 2 shall be reimbursed periodically but no less than quarterly to the Adviser.  The Adviser shall prepare a statement documenting the expenses of the Company and the calculation of the reimbursement and shall deliver such statement to the Company prior to full reimbursement.

3     ~~3.~~ Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the investment advisory services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth.  The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee.  See Appendix A for examples of how the Incentive Fees are calculated.

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(a)           Base Management Fee.  The Base Management Fee shall be calculated at an annual rate of ~~2.0%~~two percent (2%) of the Company’s gross assets.  The Base Management Fee shall be payable monthly in arrears, and shall be calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter.  The Base Management Fee for any partial month or quarter shall be appropriately pro rated.  The Base Management Fee shall begin accruing on the day immediately following  the final closing of the sale of the Company’s securities under the ~~PPM~~Registration Statement.

(b)           Incentive Fee.  The Incentive Fee shall be determined and payable in arrears as of the end of each calendar year (and upon termination of this Agreement, as set forth below), commencing with the calendar year ending December 31, 2008.

The Incentive Fee for a calendar year shall be an amount equal to twenty percent (20%) of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees, with respect to each of the investments in ~~our~~the Company’s portfolio; provided that the Incentive Fee determined as of December 31, 2008 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying the Incentive Fee.

An example setting forth the operation of the Incentive Fee is attached as ~~Attachment~~Appendix A.
~~In consideration of the administrative services provided by the Adviser hereunder, the Company shall reimburse the Adviser for the costs and expenses incurred by the Adviser in performing its administrative obligations and providing personnel and facilities hereunder, including the Company’s allocable portion of the direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Adviser in connection with administering the Company’s business, and the allocable portion of the Adviser’s overhead in performing its obligations hereunder, including rent and the allocable portion of the cost of the Company’s chief compliance officer and chief financial officer and their respective staffs.~~

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4	Brokerage Commissions, Limitations on Front End Fees; Period of Offering; Assessments

~~4.~~	~~Excess Brokerage Commissions.~~

(a)           Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

(b)           Limitations.  Subject to Section 4(c) below, notwithstanding anything herein to the contrary:

(i)
All fees and expenses paid by any party for any services rendered to organize the Company and to acquire assets for the Company, including Organization and Offering Expenses, Acquisition Fees, and Acquisition Expenses, as defined in the Charter Documents (“Front End Fees”), shall be reasonable and shall not exceed eighteen percent (18%) of the gross offering proceeds, regardless of the source of payment.  Any reimbursement to the Adviser or any other person for deferred Organization and Offering Expenses, including interest thereon, if any, will be included within this eighteen percent (18%) limitation.

(ii)
The Adviser shall commit at least eighty-two percent (82%) of the gross offering proceeds towards the investment or reinvestment of assets and reserves as set forth in Section 5(d) below on behalf of the Company.  The remaining proceeds may be used to pay Front End Fees.

(iii)
All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Company, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

(c)           Applicability.  Section 4(b) above shall not apply, and shall be of no force or effect, if and to the extent the shares of the Company’s Common Stock are qualified as “covered securities,” within the meaning of Section 18 of the Securities Act.

5	Covenants of the Adviser

(a)           Adviser Status.  The Adviser covenants that it has registered as an investment adviser under the Advisers Act and will maintain such registration.  The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

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(b)           Reports to Stockholders.  Subject to Section 5(g) below, the Adviser shall prepare or shall cause to be prepared and distributed to stockholders during each year the following reports of the Company (either included in a periodic report filed with the SEC or distributed in a separate report):

(i)
Quarterly Reports.  Within 60 days of the end of each quarter, a report containing the same financial information contained in the Company’s Quarterly Report on Form 10-Q filed by the Company under the Securities Exchange Act of 1934, as amended.

(ii)	Annual Report. Within 120 days after the end of the Company’s fiscal year, an annual report containing:

(A)
A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principals and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;

(B)	A report of the activities of the Company during the period covered by the report;

(C)	Where forecasts have been provided to the Company’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report;

(D)
A report setting forth distributions by the Company for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; (iii) proceeds from disposition of Company assets; and (iv) reserves from the gross proceeds of the offering originally obtained from the stockholders.

(iii)
Deferred Payments.  If stock has been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by subsections (i) and (ii) above; then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Company in response to any defaults, and a discussion and analysis of the impact on capital requirements of the Company.

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(iv)
Previous Reimbursement Reports.  The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser pursuant to Section 2(c) for the previous fiscal year.  The special report shall at a minimum provide:

(A)	A review of the time records of individual employees, the costs of whose services were reimbursed; and

(B)	A review of the specific nature of the work performed by each such employee.

(v)
Proposed Reimbursement Reports.  The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) of this Agreement for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.

(c)           Reports to Administrators.  Subject to Section 5(g) below, the Adviser shall, upon written request of any Administrator, submit any of the reports and statements to be prepared and distributed by it pursuant to this Section 5 to such Administrator.

(d)           Reserves.  Subject to Section 5(g) below, in performing its duties hereunder, the Adviser shall cause the Company to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Adviser hereunder) by causing the Company to retain a reasonable percentage of not less than one percent (1%) of the proceeds from offerings and revenues.

(e)           Recommendations Regarding Reviews.  Subject to Section 5(g) below, from time to time and not less than quarterly, the Adviser must review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board of Directors, distribute pro rata to the stockholders funds received by the Company which the Adviser deems unnecessary to retain in the Company. The Board of Directors may authorize the Company to declare and pay to stockholders such distributions in cash or other assets of the Company or in securities of the Company or from any other source as the Board of Directors in its discretion shall determine. In no event, however, shall funds be advanced or borrowed for the purpose of distributions, if the amount of such distributions would exceed the Company’s accrued and received revenues for the previous four quarters, less paid and accrued operating costs. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the charter or distributions in which (i) the Board of Directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the Board of Directors offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those stockholders that accept such offer.

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(f)           Temporary Investments.  Subject to Section 5(g) below, the investment adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Company into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided however, that the Investment adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment.  The Investment adviser shall cause any proceeds of the offering of Company securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable Administrator, to be paid as a distribution to the stockholders of the Company as a return of capital without deduction of Front End Fees.

(g)           Applicability. Sections 5(b), (c), (d), (e) and (f) above shall not apply, and shall be of no force or effect, if and to the extent the shares of the Company’s Common Stock are qualified as “covered securities,” within the meaning of Section 18 of the Securities Act.

6	~~5.~~ Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his ~~or her~~ time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law).  The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that ~~directors~~Directors, officers, ~~employees~~ and stockholders of the Company are or may become interested in the Adviser and its affiliates, as ~~directors~~Directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and ~~directors~~Directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

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7	~~6.~~ Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8	~~7.~~ Indemnification.

(a)           Indemnification. The Adviser (and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, and the Company shall indemnify the Indemnified Parties and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company.  Notwithstanding the preceding sentence of this ~~Paragraph 7~~Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement.

(b)           Limitations on Indemnification.  Subject to Section 8(d) below, notwithstanding Section 8(a) to the contrary, the Company shall not provide for indemnification of the Indemnified Parties for any liability or loss suffered by the Indemnified Parties, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:

(i)	The Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company;

(ii)	The Indemnified Party was acting on behalf of or performing services for the Company;

(iii)	Such liability or loss was not the result of negligence or misconduct by the Indemnified Party; and

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(iv)	Such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

(i)	There has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee;

(ii)	Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or

(iii)
A court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

(c)           Advancement of Funds.  Subject to Section 8(d) below, the Company shall be permitted to advance funds to the Indemnified Party for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:

(i)	The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(ii)
The legal action is initiated by a third party who is not a Company stockholder, or the legal action is initiated by a Company stockholder and a court of competent jurisdiction specifically approves such advancement; and

(iii)
The Indemnified Party undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification.

(d)           Applicability. Sections 8(b) and (c) above shall not apply, and shall be of no force or effect, if and to the extent the shares of the Company’s Common Stock are qualified as “covered securities,” within the meaning of Section 18 of the Securities Act.

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9	~~8.~~ Effectiveness, Duration and Termination of Agreement.

(a)           Term and Effectiveness.  This Agreement shall become effective as of the date above written.  This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the Company’s ~~directors~~Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(b)           Termination.  This Agreement may be terminated at any time, without the payment of any penalty, by ~~either party~~(a) the Company upon 60 days’ written notice to the ~~other party.~~  Adviser, (i) upon the vote of a majority of the outstanding voting securities of the Company, or (ii) by the vote of the Company’s Independent Directors; or (b) by the Adviser upon 120 days’ written notice to the Company.  If the Adviser voluntarily terminates the Agreement, it shall be responsible for all expenses incurred as a result of its withdrawal. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).  The provisions of Section ~~7~~8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

(c)           Payments to and Duties of Adviser Upon Termination.

(i)
After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii)	The investment adviser shall promptly upon termination:

(A)
Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B)	Deliver to the Board all assets and documents of the Company then in custody of the investment adviser; and

(C)	Cooperate with the Company to provide an orderly management transition.

(d)           Other Matters.  Subject to Section 9(e) below, without the approval of holders of a majority of the shares entitled to vote on the matter, the Adviser shall not: (i) amend the Investment Advisory Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business; or (v) cause the merger or other reorganization of the Company.

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(e)           Applicability.  Section 9(d) above shall not apply, and shall be of no force or effect, if and to the extent the shares of the Company’s Common Stock are qualified as “covered securities,” within the meaning of Section 18 of the Securities Act.

10	Conflicts of Interests and Prohibited Activities.

(a)           Sales and Leases to Company.  Subject to Section 10(j) below, the Company shall not purchase or lease assets in which the Adviser or any Affiliate, as that term is defined in Section 11(c) below, thereof has an interest unless all of the following conditions are met: (i) the transaction is fully disclosed to the stockholders either in a periodic report filed with the SEC or otherwise; and (ii) the assets are sold or leased upon terms that are reasonable to the Company and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. Notwithstanding anything to the contrary in this Section 10(a),  the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Company, or the completion of construction of the assets, provided that all of the following conditions are met: (i) the assets are purchased by the Company at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Company; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise provided for in this Agreement.

(b)           Sales and Leases to the Adviser, Directors or Affiliates.  Subject to Section 10(j) below, the Company shall not sell assets to the Adviser or any Affiliate thereof unless such sale is duly approved by the holders of a majority of the outstanding voting securities of the Company.  The Company shall not lease assets to the Adviser or any director or Affiliate thereof unless all of the following conditions are met: (i) the transaction is fully disclosed to the stockholders either in a periodic report filed with the SEC or otherwise; and (ii) the terms of the transaction are fair and reasonable to the Company.

(c)           Loans.  Subject to Section 10(j) below, except for the advancement of funds pursuant to Sections 8(b) and 8(c) above, no loans, credit facilities, credit agreements or otherwise shall be made by the Company to the Adviser or any Affiliate thereof.

(d)           Commissions on Financing, Refinancing or Reinvestment.  Subject to Section 10(j) below, except as provided in this Agreement, the Company shall not pay, directly or indirectly, a commission or fee to the Adviser or any Affiliate thereof (except as otherwise specified in this Section 10) in connection with the reinvestment of cash flow from operations and available reserves or of the proceeds of the resale, exchange or refinancing of assets.

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(e)           Other Transactions.  Subject to Section 10(j) below, the Company shall not engage in any other transaction with the Adviser or a director or Affiliate thereof unless (i) such transaction complies with the North American Securities Administrators Association Omnibus Guidelines and all applicable law; and (ii) a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from non-Affiliated third parties.

(f)           Lending Practices.  Subject to Section 10(j) below, on financing made available to the Company by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose.  The Adviser shall not impose a prepayment charge or penalty in connection with such financing and the Adviser shall not receive points or other financing charges.  The Adviser shall be prohibited from providing permanent financing for the Company.  For purposes of this Section 10(f), “permanent financing” shall mean any financing with a term in excess of 12 months.

(g)           No Exclusive Agreement.  Subject to Section 10(j) below, the Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Company.

(h)           Rebates, Kickbacks and Reciprocal Arrangements. Subject to Section 10(j) below,

(i)	The Adviser agrees that it shall not:

(A)	Receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws;

(B)	Participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions; or

(C)	Enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

(ii)
The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Company’s stock or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment of a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing the Company’s common stock.

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(i)           Commingling.  Subject to Section 10(j) below, the Adviser covenants that it shall not permit or cause to be permitted the Company’s funds from being commingled with the funds of any other entity.  Nothing in this Subsection (~~j~~ i) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Company’s funds are protected from the claims of other programs and creditors of such programs.

(j)           Applicability. Sections 10(a), (b), (c), (d), (e), (f), (g), (h) and (i) above shall not apply, and shall be of no force or effect, if and to the extent the shares of the Company’s Common Stock are qualified as “covered securities,” within the meaning of Section 18 of the Securities Act.

11	Other Goods and Services.

(a)           Provision of Services.  In addition to the services to be provided under this agreement, the Company may accept goods or other services provided by the Adviser in connection with the operation of assets, provided that (i) the Adviser, as a fiduciary, determines such self-dealing arrangement is in the best interest of the Company; (ii) the terms pursuant to which all such goods or services are provided to the Company by the Adviser shall be embodied in a written contract, the material terms of which must be fully disclosed to the stockholders; (iii) the contract may only be modified with approval of holders of a majority of the outstanding voting securities of the Company; and (iv) the contract shall contain a clause allowing termination without penalty on 60 days’ notice.  Without limitation to the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (i) the Adviser must be independently engaged in the business of providing such goods or services to persons other than its Affiliates and at least thirty-three percent (33%) of the Adviser’s associated gross revenues must come from persons other than its Affiliates; (ii) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than the Adviser and its Affiliates in the same geographic location who provide comparable goods or services which could reasonably be made available to the Company; and (iii) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the stockholders.  Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Adviser and its Affiliates.

(b)           Limitations.  Notwithstanding the foregoing clause (a), if the Adviser is not engaged in the business to the extent required by such clause, the Adviser may provide to the Company other goods and services if all of the following additional conditions are met: (i) the Adviser can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Adviser and its Affiliates in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Adviser on behalf of the Company in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.

17

(c)           The term “Affiliate” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

12	~~9.~~ Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

13	~~10.~~ Amendments.

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

14	~~11.~~ Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.  Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York.  For so long as the Company is regulated as a ~~BDC~~business development company under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

KEATING CAPITAL, INC.:

By:_________________________________
Name: Timothy J. Keating
Title: President and Chief Executive Officer

KEATING INVESTMENTS, LLC

By:_________________________________
Name: Timothy J. Keating
Title: Managing Member

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APPENDIX A

The following table sets forth various examples of the calculation of the Incentive Fee based on different levels of realized and unrealized gains and losses over a period of years.  These calculations are based on the different assumptions set forth in the table:

Examples of Annual Incentive Fee for Capital Gains (all dollar amounts in millions)
Example 1

Year	Investment Description	Incentive Fee	Explanatory comments

1	Invested $5 in Company A stock and $10 in Company B stock.	$0	No incentive fee since as there are realized gains.
2	Sold Company A stock for $15 ($10 realized gain). Fair value of Company B stock at $20 ($10 unrealized gain)	$2.0	Incentive fee equals 20% of $10 realized gains. Unrealized gains do not affect calculation.
3	Fair value of Company B stock at $8 ($2 unrealized loss).	$0	No incentive fee as there are only unrealized loss in the year.
4	Sold Company B stock for $12 ($2 realized gain).	$0.4	Incentive fee equals 20% of cumulative realized gains of $12, or $2.4, less previously paid incentive fee of $2.

Example 2

Year	Investment Description	Incentive Fee	Explanatory comments

1	Invested $20 in Company A stock, $30 in Company B stock and $25 in Company C stock	$0	No incentive fee as there are no realized gains.
2	Sold Company A stock for $50 (realized gain $30). Fair value of Company B stock at $25 ($5 unrealized loss). Fair value of Company C stock at $25 (no unrealized gain or loss).	$5.0	Incentive fee equals 20% of $25 (which is the $30 realized gains less the $5 unrealized loss).
3	Sold Company C stock for $30 ($5 realized gain). Fair value of Company B stock at $27 ($3 unrealized loss)	$1.4	Incentive fee equals 20% of $32 (which is the $35 of realized gains less the $3 of unrealized losses), reduced by the $5 previously paid incentive fee.
4	Fair value of Company B stock at $35 ($5 unrealized gain).	$0	No incentive fee as there are no realized gains in year.
5	Sold Company B stock for $20 ($10 realized loss).	$0	No incentive fee as the 20% incentive fee on $25 (which is the $35 cumulative realized gains less the $10 realized losses) exceeds the $6.4 previously paid incentive fee.

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Appendix B

ARTICLES OF ~~INCORPORATION~~AMENDMENT AND RESTATEMENT

OF

KEATING CAPITAL, INC.

FIRST:   Keating Capital, Inc. (the “Company”), a Maryland corporation, desires to amend and restate its Charter.

SECOND:  The following provisions are all the provisions of the Charter of the Company currently in effect and as hereinafter amended:

ARTICLE I

~~INCORPORATOR~~

~~The undersigned, Timothy J. Keating, whose address is 5251 DTC Parkway, Suite 1000, Greenwood Village, CO 80111, being at least eighteen years of age, does hereby form a corporation under the laws of the State of Maryland.~~

NAME

The name of the corporation is Keating Capital, Inc.

ARTICLE II

~~NAME~~

PURPOSE

The ~~name of the corporation (the “Corporation”) is Keating Capital, Inc.~~

~~ARTICLE III~~

~~PURPOSESThe purposes~~purpose for which the ~~Corporation~~Company is formed ~~are~~is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force~~, including, without limitation or obligation, engaging in business as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”)~~.

~~ARTICLE IV~~

ARTICLE III
RESIDENT AGENT AND PRINCIPAL OFFICE

The name of the resident agent of the ~~Corporation~~Company in Maryland is The Corporation Trust Incorporated whose address is 300 East Lombard Street, Baltimore, Maryland 21202.  The address of the principal office of the ~~Corporation~~Company in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

ARTICLE ~~V~~IV
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
~~CORPORATION~~COMPANY AND OF THE STOCKHOLDERS AND DIRECTORS

Section ~~5.1~~4.1           Number, Vacancies and Classification of Directors.  The business and affairs of the ~~Corporation~~Company shall be managed under the direction of the Board of Directors.  The number of ~~directors~~Directors of the ~~Corporation~~Company initially shall be one, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”).  ~~The name of the initial director who shall serve until the first annual meeting of stockholders and until his successor is duly elected and qualifies is Timothy J. Keating.~~

~~The initial director may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors occurring before the first annual meeting of stockholders in the manner provided in the Bylaws.~~

A majority of the Board of Directors shall be Independent Directors, except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. A Director is considered independent if he is not an “interested person” as that term is defined under Section 2(a)(19) of the Investment Company Act.

The ~~Corporation~~Company elects, at such time as the ~~Corporation~~Company becomes eligible to make an election provided for under Section 3-802(b) of the MGCL, that, subject to applicable requirements of the Investment Company Act and except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as hereinafter defined), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining ~~directors~~Directors in office, even if the remaining ~~directors~~Directors do not constitute a quorum, and any ~~director~~Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

On the first date on which the ~~Corporation~~Company shall have more than one stockholder of record, the ~~directors~~Directors (other than any ~~director~~Director elected solely by holders of one or more classes or series of Preferred Stock in connection with dividend arrearages) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Board of Directors, one class to hold office initially for a term expiring at the next succeeding annual meeting of stockholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify.  At each annual meeting of the stockholders, the successors to the class of ~~directors~~Directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. Directors may be elected to an unlimited number of successive terms.

2

Section ~~5.2~~4.2           Extraordinary Actions.  Except as specifically provided in Section ~~5.9~~4.9 (relating to removal of ~~directors~~Directors), and in Section ~~7.2~~6.2 (relating to certain actions and certain amendments to the ~~charter~~Charter), notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section ~~5.3~~4.3           Election of Directors.  Except as otherwise provided in the Bylaws of the ~~Corporation~~Company, each ~~director~~Director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.

Section ~~5.4~~4.4            Quorum. The presence in person or by proxy of the holders of shares of stock of the ~~Corporation~~Company entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the ~~charter~~Charter, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by such classes or series on such a matter shall constitute a quorum. To the extent permitted by Maryland law as in effect from time to time, the foregoing quorum provision may be changed by the Bylaws.

Section ~~5.5~~4.5            Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of the ~~Corporation~~Company of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Bylaws.

Section ~~5.6~~4.6            Preemptive Rights.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section ~~6.4~~5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of shares of stock of the ~~Corporation~~Company shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the ~~Corporation~~Company or any other security of the ~~Corporation~~Company which it may issue or sell.

Section ~~5.7~~4.7            Appraisal Rights.  No holder of stock of the ~~Corporation~~Company shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the MGCL or any successor provision thereto unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of stock, or any proportion of the shares thereof, to a particular transaction or all transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

3

Section ~~5.8~~4.8             Determinations by Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the ~~charter~~Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the ~~Corporation~~Company and every holder of shares of its stock:  the amount of the net income of the ~~Corporation~~Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have  been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the ~~Corporation~~Company; any matter relating to the acquisition, holding and disposition of any assets by the ~~Corporation~~Company; or any other matter relating to the business and affairs of the ~~Corporation~~Company or required by the ~~charter~~Charter to be determined by the Board of Directors~~.~~; provided, that (i) for so long as the shares of Common Stock of the Company do not qualify as “covered securities” as defined by Section 18 of the Securities Act of 1933, as amended (the “Securities Act”), any conflict between the MGCL and the provisions set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or the Bylaws or otherwise to be determined by the Board of Directors; and (ii) to the extent the Board of Directors determines that the MGCL conflicts with the provisions set forth in the NASAA Omnibus Guidelines, NASAA Omnibus Guidelines control to the extent any provisions of the MGCL are not mandatory.

Section ~~5.9~~4.9             Removal of Directors.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more ~~directors~~Directors, any ~~director~~Director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of ~~directors~~Directors.  For the purpose of this paragraph, "cause" shall mean, with respect to any particular ~~director~~Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such ~~director~~Director caused demonstrable, material harm to the ~~Corporation~~Company through bad faith or active and deliberate dishonesty.

ARTICLE ~~VI~~V
STOCK

Section ~~6.1~~5.1             Authorized Shares.  The ~~Corporation~~Company has authority to issue 200,000,000 shares of stock initially consisting of 200,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”).  All stock shall be fully paid and nonassessable when issued, and the Company shall not make any mandatory Assessment against any stockholder beyond such stockholder’s subscription commitment. The aggregate par value of all authorized shares of stock having par value is $200,000.  If shares of one class of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article ~~VI~~V, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes and series that the ~~Corporation~~Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.  A majority of the entire Board of Directors~~,~~ without any action by the stockholders of the ~~Corporation~~Company, may amend the ~~charter~~Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the ~~Corporation~~Company has authority to issue.

4

Section ~~6.2~~5.2             Common Stock.  Each share of Common Stock shall entitle the holder thereof to one vote.  The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

Section ~~6.3~~5.3             Preferred Stock.  The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of stock, including Preferred Stock (“Preferred Stock”).

Section ~~6.4~~5.4             Classified or Reclassified Shares.  Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (~~a~~i) designate that class or series to distinguish it from all other classes and series of stock of the ~~Corporation~~Company; (~~b~~ii) specify the number of shares to be included in the class or series; (~~c~~iii) set or change, subject to the express terms of any class or series of stock of the ~~Corporation~~Company outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (~~d~~iv) cause the ~~Corporation~~Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”).  Any of the terms of any class or series of stock may be made dependent upon facts or events ascertainable outside the ~~charter~~Charter (including determinations by the Board of Directors or other facts or events within the control of the ~~Corporation~~Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the ~~charter~~Charter document filed with the SDAT.

~~Section 6.5Inspection of Books and Records.  A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.~~

Section 5.5             Deferred Payments.  The Company shall not have authority to make arrangements for deferred payments on account of the purchase price of the Company’s stock unless all of the following conditions are met: (i) such arrangements are warranted by the Company’s investment objective; (ii) the period of deferred payments coincides with the anticipated cash needs of the Company; (iii) the deferred payments shall be evidenced by a promissory note of the stockholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment and (iv) selling commissions and Front End Fees paid upon deferred payments are payable when payment is made on the note.  The Company shall not sell or assign the deferred obligation notes at a discount.  In the event of default in the payment of deferred payments by a stockholder, the stockholder may be subjected to a reasonable penalty.

5

Section ~~6.6~~5.6        Charter and Bylaws.  All persons who shall acquire stock in the ~~Corporation~~Company shall acquire the same subject to the provisions of the ~~charter~~Charter and the Bylaws.  The  Board of Directors of the ~~Corporation~~Company shall have the exclusive power, at any time, to make, alter, amend or repeal the Bylaws.

ARTICLE ~~VII~~VI
AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS

Section ~~7.1~~6.1        Amendments Generally.  The ~~Corporation~~Company reserves the right from time to time to make any amendment to its ~~charter~~Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the ~~charter~~Charter, of any shares of outstanding stock.  All rights and powers conferred by the ~~charter~~Charter on stockholders, ~~directors~~Directors and officers are granted subject to this reservation.

Section ~~7.2~~6.2         Approval of Certain Extraordinary Actions and Charter Amendments.

(a)           Required Votes.  The affirmative vote of the holders of shares entitled to cast at least ~~80~~eighty percent (80%) of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect:

(i)  Any amendment to the ~~charter~~Charter of the ~~Corporation~~Company to make the ~~Corporation~~Company’s Common Stock a “redeemable security” or the conversion of the ~~Corporation~~Company, whether by amendment to the ~~charter~~Charter, merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the Investment Company Act);

(ii)  The liquidation or dissolution of the ~~Corporation~~Company and any amendment to the ~~charter~~Charter of the ~~Corporation~~Company to effect any such liquidation or dissolution, except that, so long as the Company’s shares of Common Stock do not qualify as “covered securities” as defined in Section 18 of the Securities Act, Section 10.1 of the Charter shall control with respect to dissolution or liquidation; and

(iii)  (a) Any amendment to Section ~~5.1,~~4.1, Section ~~5.2,~~4.2, Section ~~5.9,~~4.9, Section ~~7.1~~6.1 or this Section ~~7.2~~6.2; provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least majority of such Continuing Directors, in addition to approval by the Board of Directors, approve such proposal or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such matter.

6

(b) Continuing Directors.  The term “Continuing Directors” means (i) the ~~directors~~Directors i~~dentified in Section 5.1~~currently in office as of the date of this Charter,  (ii) each ~~director~~Director whose nomination for election by the stockholders or whose election by the ~~directors~~Directors to fill vacancies is approved by the ~~directors~~Directors ~~identified in Section 5.1~~ in office as of the date of this Charter who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor ~~directors~~Directors whose nomination for election by the stockholders or whose election by the ~~directors~~Directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.

Section 6.3            Applicability of Certain Provisions.  Notwithstanding anything to the contrary set forth in this Charter, if and to the extent the Company’s shares of Common Stock are qualified as “covered securities” as defined by Section 18 of the Securities Act, the following Sections or Articles of this Charter shall not apply and shall be of no force and effect:  (i) Section 5.5, (ii) Section 7.1, (iii) Sections 7.3(b) and (c), (iv) Section 7.4 (v) Article VIII, (vi) Article IX, (vii) Article X, (viii) Article XI, and (ix) Article XII.

ARTICLE ~~VIII~~VII
LIMITATION OF LIABILITY; INDEMNIFICATION
AND ADVANCE OF EXPENSES

Section 7.1            Limitation of Stockholder Liability.  No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a stockholder.

~~Section 8.1~~Section 7.2           Limitation of Director and Officer Liability.  To the ~~maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation~~fullest extent permitted by Maryland law, subject to any limitation set forth under the federal securities laws, or in this Article VII, no Director or officer of the Company shall be liable to the Company or its stockholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

7

Section 7.3

~~Section 8.2           Indemnification and Advance of Expenses.  The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to~~(a) Indemnification.  Subject to compliance with the 1940 Act and any limitations set forth in paragraph (b) or (c) below or, with respect to the advancement of expenses, Section 7.4, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to~~,~~ (~~a~~i) any individual who is a present or former ~~director~~Director or officer of the ~~Corporation or (b~~Company and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity, (ii) any individual who, while a ~~director or officer of the Corporation~~Director or officer of the Company and at the request of the ~~Corporation~~Company, serves or has served as a ~~director~~Director, officer, partner or trustee of ~~another~~any corporation, ~~real estate investment trust,~~ partnership, joint venture, trust, employee benefit plan or ~~any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation.  The Corporation shall have the power~~other enterprise and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity, or (iii) the Adviser or any of its Affiliates acting as an agent of the Company (each such person an “Indemnitee”), in each case to the fullest extent permitted by Maryland law.  The Company may, with the approval of the Board of Directors~~, to~~ or any duly authorized committee thereof, provide such indemnification and ~~advancement of~~advance for expenses to a ~~person~~Person who served a predecessor of the ~~Corporation~~Company in any of the capacities described in (~~a~~i) or (~~b~~ii) above and to any employee or agent of the ~~Corporation~~Company or a predecessor of the ~~Corporation~~Company.  The Board of Directors may take such action as is necessary to carry out this Section 7.3(a).  No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

~~Section 8.3             Investment Company Act.  The provisions of this Article VIII shall be subject to the limitations of the Investment Company Act.~~

(b)          Notwithstanding anything to the contrary contained in paragraph (a) above, the Company shall not provide for indemnification of an Indemnitee pursuant to paragraph (a) for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:

                                (i)           The Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company;

                                (ii)          The Indemnitee was acting on behalf of or performing services for the Company;

                                (iii)         Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Adviser or an Affiliate of the Adviser or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director; and

                                (iv)         Such indemnification or agreement to hold harmless is recoverable only out of assets and not from the stockholders.

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Notwithstanding the foregoing, this paragraph (b) and paragraph (c) below shall not apply, and shall be of no force or effect, if and to the extent the shares of the Company’s Common Stock are qualified as “covered securities,” within the meaning of Section 18 of the Securities Act.

(c)           Notwithstanding anything to the contrary contained in paragraph (a) above, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee pursuant to paragraph (a) unless one or more of the following conditions are met:  (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission (“SEC”) and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

Section 7.4        Payment of Expenses.  Subject to compliance with the 1940 Act, the Company shall pay or reimburse reasonable legal expenses and other costs incurred by a Director, an officer, the Adviser or any Affiliate of the Adviser in advance of final disposition of a proceeding if all of the following are satisfied:  (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company; (ii) such Person provides the Company with written affirmation of such Person’s good faith belief that the standard of conduct necessary for indemnification by the Company as authorized by Section 7.3 hereof has been met; (iii) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Company acting in his capacity as such, a court of competent jurisdiction approves such advancement; and (iv) such Person provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, in cases in which such Person is found not to be entitled to indemnification.

Section 7.5        Express Exculpatory Clauses in Instruments.  Neither the stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument.  The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

Section 7.6        Limitation on Indemnification.  As required under the 1940 Act, no provision of this Article VII shall be effective to protect or purport to protect any Director or officer of the Company against liability to the Company or its stockholders to which he would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

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Section ~~8.4~~7.7      Amendment or Repeal.  Neither the amendment nor repeal of this Article ~~VIII~~VII, nor the adoption or amendment of any other provision of the ~~charter~~Charter or Bylaws inconsistent with this Article ~~VIII~~VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article ~~VIII~~VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7.8         Non-exclusivity.  The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which a Director or officer may be entitled under the bylaws, a resolution of stockholders or Directors, an agreement or otherwise.

ARTICLE VIII
ADVISER

Section 8.1         Supervision of Adviser.

                      (a)           The Board of Directors may exercise broad discretion in allowing the Adviser to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board of Directors.  The Board of Directors shall monitor the Adviser to assure that the administrative procedures, operations and programs of the Company are in the best interests of the stockholders and are fulfilled and that the expenses incurred, including Front End Fees, shall be reasonable and shall comply with the requirements set forth in the Investment Advisory and Administrative Services Agreement.

                      (b)           The Board of Directors is responsible for determining that compensation paid to the Adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Investment Advisory and Administrative Services Agreement are being carried out.  The Board of Directors may consider all factors that they deem relevant in making these determinations.  So long as the Company is a business development company under the 1940 Act, compensation to the Adviser shall be considered presumptively reasonable if the incentive fee is limited to the participation in net gains allowed by the 1940 Act.

Section 8.2         Acquisition Fees.  Unless otherwise provided in any resolution adopted by the Board of Directors, the Company may pay the Adviser and its Affiliates fees for the review and evaluation of potential investments; provided, however, that the Board of Directors shall conclude that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable.

ARTICLE IX
INVESTMENT OBJECTIVE AND LIMITATIONS

Section 9.1         Investment Objective.  The Company’s investment objective is to maximize total return.  The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its stockholders.  Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.

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Section 9.2          Investments in Other Programs

(a)           The Company shall not invest in general partnerships or joint ventures with non-Affiliates that own and operate specific assets, unless the Company, alone or together with any publicly registered Affiliate of the Company meeting the requirements of subsection (b) below, acquires a controlling interest in such a general partnership or joint venture, but in no event shall the Adviser be entitled to duplicate fees; provided, however that the foregoing is not intended to prevent the Company from carrying out its business of investing and reinvesting its assets in securities of other issuers.  For purposes of this Section, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to: (i) review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner or consent of the joint venture partner; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds; and (v) exercise a right of first refusal on any desired sale or refinancing by the joint venture partner of its interest in the assets, except for transfer to an Affiliate of the joint venture partner.

(b)               The Company shall have the authority to invest in general partnerships or joint ventures with other publicly registered Affiliates of the Company if all of the following conditions are met: (i) the Affiliate and the Company have substantially identical investment objectives; (ii) there are no duplicate fees to the Adviser; (iii) the compensation payable by the general partnership or joint venture to the Advisers in each Company that invests in such partnership or joint venture is substantially identical; (iv) each of the Company and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the joint venture; (v) the investment of each of the Company and its Affiliate is on substantially the same terms and conditions; and (vi) any prospectus of the Company in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions since neither the Company nor its Affiliate controls the partnership or joint venture, and the potential risk that while a the Company or its Affiliate may have the right to buy the assets from the partnership or joint venture, it may not have the resources to do so.

(c)           The Company shall have the authority to invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Company only if all of the following conditions are met: (i) the investment is necessary to relieve the Adviser from any commitment to purchase the assets entered into in compliance with Section 10(a) of the Investment Advisory and Administrative Services Agreement prior to the closing of the offering period of the Company; (ii) there are no duplicate fees to the Adviser; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Company has a right of first refusal to buy if the Adviser wishes to sell assets held in the joint venture; and (v) any prospectus of the Company in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions.

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(d)           The Company may be structured to conduct operations through separate single-purpose entities managed by the Adviser (multi-tier arrangements); provided that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws.  Any agreements regarding such arrangements shall accompany any prospectus of the Company, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organization and Offering expenses, fees payable to the Adviser, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Adviser, the Company and the stockholders; and (iii) there will be no diminishment in the voting rights of the stockholders.

(e)           Other than as specifically permitted in subsections (b), (c) and (d) above, the Company shall not invest in general partnerships or joint ventures with Affiliates.

(f)           The Company shall be permitted to invest in general partnership interests of limited partnerships only if the Company, alone or together with any publicly registered Affiliate of the Company meeting the requirements of subsection (b) above, acquires a “controlling interest” as defined in subsection (a) above, the Adviser is not entitled to any duplicate fees, no additional compensation beyond that permitted under applicable law is paid to the Adviser, and the agreement of limited partnership or other applicable agreement complies with this Section 9.2.

ARTICLE X
STOCKHOLDERS

Section 10.1       Voting Rights of Stockholders.  Subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations, upon a vote by the holders of a majority of the shares entitled to vote on a matter, except as otherwise required by law, stockholders may, without the necessity for concurrence by the Adviser, direct that the Company: (i) amend the Investment Advisory and Administrative Services Agreement; (ii) remove the Adviser and elect a new Adviser; (iii) dissolve the Company; or (iv) approve or disapprove the sale of all or substantially all of the assets of the Company when such sale is to be made other than in the ordinary course of the Company’s business.  Without approval of holders of a majority of shares entitled to vote on the matter, the Company shall not permit the Adviser to: (i) amend the Investment Advisory and Administrative Services Agreement except for amendments that do not adversely affect the interests of the stockholders;  (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of business; or (v) cause the merger or other reorganization of the Company. With respect to any shares owned by the Adviser, the Adviser may not vote or consent on matters submitted to the stockholders regarding the removal of the Adviser or regarding any transaction between the Company and the Adviser.  In determining the existence of the requisite percentage of the Company’s shares entitled to vote on the matter and necessary to approve a matter on which the Adviser may not vote or consent pursuant to this Section 10.1, any shares of the Company’s stock entitled to vote on the matter and owned by the Adviser shall not be included.

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Section 10.2       Right of Inspection.  Any stockholder and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge.  Inspection of the Company’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.  Information regarding stockholders’ right to access to the Company’s records pertaining to its stockholders is set forth in the Company’s Bylaws.

Section 10.3        Reports.

(a)           The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered by any reasonable means, including an electronic medium, to each stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the commencement of the Company’s initial public offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) a report of the activities of the Company during the period covered by the report; (iii) where forecasts have been provided to the stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to stockholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the offering originally obtained from the stockholders.  Such annual report must also contain a breakdown of the costs reimbursed to the Adviser.  The Directors shall take reasonable steps to ensure that, (i) within the scope of the annual audit of the Adviser’s financial statements, the independent certified public accountants preparing such annual report will issue a special report on the allocation of such costs to the Company in accordance with the Investment Advisory and Administrative Services Agreement, (ii) the special report shall be in accordance with the American Institute of Certified Public Accountants United States Auditing Standards (or the standards of any successor thereto) relating to special reports, (iii) the additional costs of such special report will be itemized and may be reimbursed to the Adviser by the Company in accordance with this Section only to the extent that such reimbursement, when added to the cost for administrative services rendered, does not exceed the competitive rate for such services as determined above, (iv) the special report shall at minimum provide: a review of the time records of individual employees, the costs of whose services were reimbursed; and a review of the specific nature of the work performed by each such employee, and (v) the prospectus, prospectus supplement or periodic report as filed with the SEC shall disclose in tabular form an itemized estimate of such proposed expenses for the next fiscal year together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.

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(b)           The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each stockholder within 60 days after the end of each fiscal quarter of the Company, a report containing the same financial information contained in the Company’s Quarterly Report on Form 10-Q filed by the Company under the Securities Exchange Act of 1934.

(c)           The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered within 75 days after the end of each fiscal year of the Company to each Person who was at any time during such fiscal year a stockholder all information necessary for the preparation of the stockholders’ federal income tax returns.

(d)           If stock has been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by subsections (a) and (b) above; then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Company in response to any defaults, and a discussion and analysis of the impact on capital requirements of the Company.

ARTICLE XI
ROLL-UP TRANSACTIONS

           Section 11.1       Roll-up Transactions.  In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Expert.  The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction.  The appraisal shall assume an orderly liquidation of the assets over a twelve-month period.  The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and the stockholders.  A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction.  In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to stockholders who vote against the proposed Roll-Up Transaction the choice of:

(a)           Accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b)           One of the following:

(i)           Remaining as stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

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                                (ii)           Receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the net assets of the Company.

The Company is prohibited from participating in any proposed Roll-Up Transaction:

(a)           That would result in the stockholders having voting rights in a Roll-Up Entity that are less than the rights provided for in the second sentence of Section 10.1 hereof;

(b)           That includes provisions that would operate as a material impediment to, or frustration of, the accumulation of stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the stock held by that investor;

(c)           In which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Section 10.2 hereof; or

(d)           In which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the stockholders.

ARTICLE XII
DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses.  The term “Acquisition Expenses” shall mean any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the initial purchase or acquisition of assets by the Company, including, without limitation, legal fees and expenses, travel and communications expenses, accounting fees and expenses, any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

Acquisition Fee.  The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Adviser) in connection with the initial purchase or acquisition of assets by the Company. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

Affiliate or Affiliated.  The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

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Assessments.  The term “Assessments” shall mean any additional amounts of capital which may be mandatorily required of, or paid voluntarily by, a Stockholder beyond his subscription commitment excluding deferred payments.

Beneficial Ownership.  The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Capital Contributions.  The term “Capital Contributions” shall mean the total investment, including the original investment and amounts reinvested pursuant to a distribution reinvestment plan, in the Company by a stockholder or by all stockholders, as the case may be. Unless otherwise specified, Capital Contributions shall be deemed to include principal amounts to be received on account of deferred payments.

Code.  The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

Constructive Ownership.  The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests  that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owned” and “Constructively” (as the context requires) shall have the correlative meanings.

Front End Fees.  The term “Front End Fees” shall mean fees and expenses paid by any party for any services rendered to organize the Company and to acquire assets for the Company, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Sponsor.

Independent Expert.  The term “Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the Sponsor who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company, and who is qualified to perform such work.

Investment in Program Assets.  The term “Investment in Program Assets” shall mean the amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Company (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent (3%) shall not be included) and other cash payments such as interest and taxes, but excluding Front End Fees.

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Liquidity Event.  The term “Liquidity Event” shall mean (i) a Listing, (ii) a sale or merger in a transaction that provides Stockholders with cash and/or securities of a publicly traded company or (iii) a sale of all or substantially all of the assets for cash or other consideration.

Organization and Offering Expenses.  The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with the formation, qualification and registration of the Company, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

Person.  The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Promotional Interest.  The term “Promotional Interest” shall mean a percentage interest of the Advisory in all revenues, costs and expenses of the Company, other than Front End Fees, for which the Advisor is not obligated to make a Capital Contribution in the form of cash or tangible property.

Roll-Up Entity.  The term “Roll-Up Entity” shall mean a partnership, trust, corporation, or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

Roll-Up Transaction.  The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the Stockholders.  Such term does not include:

(a)           A transaction involving Securities of the Company that have been for at least twelve months listed on a national securities exchange; or

(b)            A transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

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(i)           Stockholders’ voting rights;

(ii)          The term of existence of the Company;

(iii)         Sponsor or Adviser compensation; or

(iv)         The Company’s investment objectives.

Sponsor.  The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will control, manage or participate in the management of the Company, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control assets, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.  “Sponsor” does not include any Person whose only relationship with the Company is that of an independent manager of the assets and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.  For purposes of this Charter, we refer to the Sponsor as the “Adviser.”

ARTICLE XIII
INVESTMENT COMPANY ACT

If and to the extent that any provision of this Charter conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act shall control.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, I have signed these Articles of ~~Incorporation~~Amendment and Restatement and acknowledge the same to be my act on this ~~9th~~___ day of ~~May~~___, ~~2008~~2009

~~SIGNATURE OF INCORPORATOR:~~

KEATING CAPITAL, INC.:

By:_________________________________
Name: Timothy J. Keating
Title: President and Chief Executive Officer

           I hereby consent to my designation in this document as resident agent for this ~~Corporation~~Company.

THE CORPORATION TRUST INCORPORATED

By:_________________________________
Name:
Title:

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